                                POWER OF ATTORNEY

    The person whose signature appears below, hereby constitutes and appoints Marni McKinney and Owen B. Melton, Jr., or either of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of the issuance of common stock of First Indiana Corporation (the "Company") in connection with the merger of The Somerset Group, Inc. with and into the Company, and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 13, 2000                            /s/  Robert H. McKinney
                                                -------------------------
                                                Robert H. McKinney

                                POWER OF ATTORNEY

    The person whose signature appears below, hereby constitutes and appoints Robert H. McKinney and Owen B. Melton, Jr., or either of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of the issuance of common stock of First Indiana Corporation (the "Company") in connection with the merger of The Somerset Group, Inc. with and into the Company, and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 13, 2000                            /s/  Marni McKinney
                                                -------------------------
                                                Marni McKinney

                                 POWER OF ATTORNEY

    The person whose signature appears below, hereby constitutes and appoints Robert H. McKinney and Marni McKinney, or either of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of the issuance of common stock of First Indiana Corporation (the "Company") in connection with the merger of The Somerset Group, Inc. with and into the Company, and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 13, 2000                            /s/  Owen B. Melton, Jr.
                                                -------------------------
                                                Owen B. Melton, Jr.

                                POWER OF ATTORNEY

    The person whose signature appears below, hereby constitutes and appoints Robert H. McKinney, Marni McKinney and Owen B. Melton, Jr., or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of the issuance of common stock of First Indiana Corporation (the "Company") in connection with the merger of The Somerset Group, Inc. with and into the Company, and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 13, 2000                            /s/  Gerald L. Bepko
                                                -------------------------
                                                Gerald L. Bepko

                               POWER OF ATTORNEY

    The person whose signature appears below, hereby constitutes and appoints Robert H. McKinney, Marni McKinney and Owen B. Melton, Jr., or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of the issuance of common stock of First Indiana Corporation (the "Company") in connection with the merger of The Somerset Group, Inc. with and into the Company, and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 13, 2000                            /s/  Andrew Jacobs, Jr.
                                                -------------------------
                                                Andrew Jacobs, Jr.

                          POWER OF ATTORNEY

    The person whose signature appears below, hereby constitutes and appoints Robert H. McKinney, Marni McKinney and Owen B. Melton, Jr., or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of the issuance of common stock of First Indiana Corporation (the "Company") in connection with the merger of The Somerset Group, Inc. with and into the Company, and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 13, 2000                            /s/  Robert J. Laikin
                                                -------------------------
                                                Robert J. Laikin

                           POWER OF ATTORNEY

    The person whose signature appears below, hereby constitutes and appoints Robert H. McKinney, Marni McKinney and Owen B. Melton, Jr., or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of the issuance of common stock of First Indiana Corporation (the "Company") in connection with the merger of The Somerset Group, Inc. with and into the Company, and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 13, 2000                            /s/  Phyllis W. Minott
                                                -------------------------
                                                Phyllis W. Minott

                          POWER OF ATTORNEY

    The person whose signature appears below, hereby constitutes and appoints Robert H. McKinney, Marni McKinney and Owen B. Melton, Jr., or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of the issuance of common stock of First Indiana Corporation (the "Company") in connection with the merger of The Somerset Group, Inc. with and into the Company, and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 13, 2000                            /s/  Michael L. Smith
                                                -------------------------
                                                Michael L. Smith

                           POWER OF ATTORNEY

    The person whose signature appears below, hereby constitutes and appoints Robert H. McKinney, Marni McKinney and Owen B. Melton, Jr., or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of the issuance of common stock of First Indiana Corporation (the "Company") in connection with the merger of The Somerset Group, Inc. with and into the Company, and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 13, 2000                            /s/  John W. Wynne
                                                -------------------------
                                                John W. Wynne

                             POWER OF ATTORNEY

    The person whose signature appears below, hereby constitutes and appoints Robert H. McKinney, Marni McKinney and Owen B. Melton, Jr., or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of the issuance of common stock of First Indiana Corporation (the "Company") in connection with the merger of The Somerset Group, Inc. with and into the Company, and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: June 13, 2000                            /s/  William J. Brunner
                                                -------------------------
                                                William J. Brunner